U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

INTELLINETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 20, 2024

To Our Stockholders:

Notice is hereby given that the 2024 Annual Meeting of Stockholders of Intellinetics, Inc., (the “Company” or “Intellinetics”) will be held at 2190 Dividend Drive, Columbus, Ohio 43228 on June 20, 2024, at 3:00 p.m., local time, for the following purposes:

1	To elect seven directors, each to hold office for a term of one year and until his or her successor is duly elected and qualified;

2	To adopt and approve the Intellinetics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”);

3	To ratify the appointment of GBQ Partners LLC (“GBQ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

We have elected to provide access to our proxy materials primarily over the internet, pursuant to the Securities and Exchange Commission’s “Notice and Access” rules. We believe this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. Beginning on or about May 3, 2024, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of, and to vote at, the Annual Meeting, which contains instructions for accessing the attached proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. This proxy statement and the Annual Report are both available online at: https://www.iproxydirect.com/INLX.

The Board of Directors has fixed the close of business on April 26, 2024 as the record date for determining the stockholders who are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

By Order of the Board of Directors,

James F. DeSocio
President and Chief Executive Officer

Columbus, Ohio

April 29, 2024

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy or voting instructions as soon as possible so that your shares can be voted at the Annual Meeting. You may vote your shares by Internet, phone or email or by completing, signing, dating and returning your proxy card.

For further instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” in the proxy statement and the instructions on the proxy card or voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 20, 2024:

The proxy statement and our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at https://www.iproxydirect.com/INLX and also on our website at http://www.intellinetics.com/investor-relations/sec-filings.

Stockholders requesting physical or email copies of the proxy materials and the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023 should follow the instructions provided in the Notice. These materials will be furnished without charge to any stockholder requesting it.

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

PROXY STATEMENT

For The

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 20, 2024

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Board of Directors (the “Board”) of Intellinetics, Inc. (“Intellinetics,” “Company,” “we,” “our” or “us”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 2190 Dividend Dr., Columbus, Ohio 43228 on June 20, 2024, at 3:00 PM, local time. As a stockholder of record as of the close of business on April 26, 2024, the record date for the Annual Meeting, you are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. We began mailing a Notice of Internet Availability of Proxy Materials on or about May 3, 2024.

What proxy materials are being sent?

As permitted by SEC rules, we are making our proxy materials available to stockholders online at https://www.iproxydirect.com/INLX. We began mailing a Notice of Internet Availability of Proxy Materials on or about May 3, 2024 to stockholders as of the record date for the Annual Meeting.

If you choose to receive future proxy materials electronically, you will receive an email next year with links to the proxy materials and proxy voting site.

SEC rules also permit companies and intermediaries, such as brokers, to satisfy Notice and proxy material delivery requirements for multiple stockholders with the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. We follow this practice, known as “householding,” unless we have received contrary instructions from any stockholder at that address.

If you received more than one Notice or full set of proxy materials, then your shares are either registered in more than one name or are held in different accounts. Please vote the shares covered by each Notice or proxy card. To modify your instructions so that you receive one Notice or proxy card for each account or name, please contact your broker. Your “householding” election will continue until you are notified otherwise or until you revoke your consent.

To make a change regarding the form in which you receive proxy materials (electronically or in print), or to request receipt of a separate set of documents to a household, contact our Investor Relations Department (through our website at intellinetics.com, by email to contactus@intellinetics.com, by phone at (614) 921-8170 or by mail at 2190 Dividend Dr., Columbus, Ohio 43228).

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our corporate governance, the compensation of our directors and of our executive officers, and certain other required information. Our 2023 Annual Report and a proxy card are also included with this proxy statement.

What proposals will stockholders vote on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

●	the election of seven directors, each to hold office for a term of one year (Proposal 1);

●	the adoption and approval of the Intellinetics, Inc. 2024 Equity Incentive Plan (Proposal 2);

●	the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3).

We will also consider any other business that properly comes before the Annual Meeting, although as of the date of this proxy statement we are not aware of any other matters to be presented at the Annual Meeting other than as set forth in this proxy statement.

How does the Board of Directors recommend that I vote my shares?

Our Board of Directors recommends that you vote your shares:

●	“FOR” the election as directors of the seven nominees named in this proxy statement (Proposal 1);

●	“FOR” the approval of the Intellinetics, Inc. 2024 Equity Incentive Plan (Proposal 2);

●	“FOR” the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3).

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Who is entitled to vote at the Annual Meeting?

Each holder of record of shares of our common stock as of the close of business on April 26, 2024, which is the record date for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of our common stock outstanding as of the close of business on the record date is entitled to one vote on each proposal presented at the Annual Meeting. You may vote all shares owned by you as of the record date, including shares that are held directly in your name as the stockholder of record, and shares that are held for you as the beneficial owner in street name through a brokerage firm, bank, trustee or other nominee. As of the close of business on the record date, 4,230,806 shares of common stock were outstanding and entitled to vote.

What is the difference between holding shares as a “stockholder of record” and as a beneficial owner in “street name”?

These terms describe how your shares are held. Several of our stockholders hold their shares beneficially through a brokerage firm, bank, trustee or other nominee rather than directly in their own name. As described below, there are some very important distinctions between shares held of record and those owned beneficially.

Shares held of record: If your shares are registered directly in your name with our transfer agent, Standard Registrar & Transfer Company, you are considered the “stockholder of record” of those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have prepared a proxy card for you to use. You may also vote by Internet, phone, email, as described on the proxy card and as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Shares owned beneficially: If your shares are held in an account by a brokerage firm, bank, trustee or other nominee in its name as a custodian, then you are considered the beneficial owner of those shares, which are held in “street name,” and these proxy materials are being forwarded to you by your brokerage firm or other nominee, which is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your brokerage firm or other nominee how to vote those shares, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record of those shares, you may not vote those shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Your brokerage firm or other nominee has enclosed or provided voting instructions for you to use in directing your brokerage firm or other nominee how to vote your shares. Many brokerage firms and banks, as well as some other nominees, also offer voting on the Internet or by telephone. Please refer to the voting instruction form you received from your brokerage firm or other nominee for instructions on the voting methods they offer.

Can I attend the Annual Meeting?

You are entitled and invited to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner of shares held in street name as of the record date or hold a valid proxy for the Annual Meeting.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record as of the record date, you may vote your shares in person at the Annual Meeting. If you are a beneficial owner of shares held in street name as of the record date, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

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How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as a stockholder of record or indirectly as a beneficial owner in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote your shares by submitting a proxy by one of the following methods:

By Internet : Stockholders of record may submit proxies through the Internet by following the instructions on their proxy cards until 11:59 p.m., Eastern Time, on June 19, 2024.

By Phone : Stockholders of record may submit proxies by phone by following the instructions on their proxy cards until 5:00 p.m., Eastern Time, on June 19, 2024.

By Email : Stockholders of record may submit proxies by email by following the instructions on their proxy cards until 11:59 p.m., Eastern Time, on June 19, 2024.

By Mail : Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm or other nominee. Most stockholders who hold shares beneficially in street name may vote by Internet or by telephone by accessing the Internet website or by calling the number specified on the voting instruction cards provided by their brokerage firms or other nominees, or by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope. Please refer to the voting instruction card provided by your brokerage firm or other nominee for details. Since a beneficial owner is not the stockholder of record, you will not be entitled to vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Can I revoke my proxy and change my vote after I have voted?

You may revoke your proxy and change your vote at any time prior to the taking of the vote at the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy and change your vote by taking any of the following actions before your shares are voted at the Annual Meeting:

●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under “How can I vote my shares without attending the Annual Meeting,” until the applicable deadline for each method;

●	delivering a written notice of revocation to our Secretary at Intellinetics, Inc., 2190 Dividend Drive, Columbus, Ohio 43228; or

●	attending the Annual Meeting and voting your shares in person, although your attendance at the Annual Meeting will not in and of itself constitute the revocation of your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your brokerage firm or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your brokerage firm or other nominee granting you the right to vote your shares, by attending the Annual Meeting and voting in person.

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How will my shares be voted if I sign and return my proxy card or voting instruction form without specifying how they should be voted?

If you provide specific voting instructions with respect to any proposals, your shares will be voted as you specify on such proposals. If you are a stockholder of record and sign and return your proxy card without specifying how your shares are to be voted on some or all of the proposals, then your shares will be voted on those proposals as recommended by the Board of Directors. See “How does the Board of Directors recommend that I vote my shares?” above. If you are a beneficial owner of shares held in street name and either sign and return your voting instruction form without specifying how your shares are to be voted on some or all of the proposals or you do not sign and return a voting instruction form, then your brokerage firm or other nominee may generally vote your shares in its discretion on “routine” proposals but not on proposals that are not routine. See “How are broker non-votes and abstentions treated?” below.

What is the quorum requirement for the Annual Meeting?

The quorum requirement is the minimum number of shares that must be present at the Annual Meeting for us to hold the meeting and conduct business. For a quorum to exist, the holders of 35% of the shares of common stock outstanding as of the record date must be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes, as discussed below, are counted as present for the purpose of determining the presence of a quorum.

How are broker non-votes and abstentions treated?

Generally, “broker non-votes” occur on a proposal when shares held of record by a brokerage firm or other nominee in street name for a beneficial owner are not voted on that proposal because the brokerage firm or other nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote those shares on that proposal. A brokerage firm or other nominee is entitled to vote shares held for a beneficial owner on routine proposals without instructions from the beneficial owner of those shares. However, a brokerage firm or other nominee is not entitled to vote shares for a beneficial owner on non-routine proposals absent instructions from the beneficial owner of such shares. Broker non-votes are counted for purposes of determining whether a quorum exists, but are not counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on any proposal.

We expect that Proposals 1 and 2 - the election of directors and the approval of our 2024 Plan - will be treated as non-routine proposals. If you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to this proposal, then your brokerage firm or other nominee will not be permitted to vote your shares on those proposals and your shares will be counted as broker non-votes on those proposals. The ratification of the appointment of our independent auditors (Proposal 3) will be treated as a routine proposal, so if you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to that proposal, then your brokerage firm or other nominee will be permitted to vote your shares on that proposal.

Abstentions are deemed present at the Annual Meeting and are counted for purposes of determining whether a quorum exists and are generally counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, except in the election of directors.

More information about the effects of broker non-votes and abstentions on the three proposals to be voted on by our stockholders at the Annual Meeting is provided in “What vote is required to approve each Proposal?” below.

What vote is required to approve each Proposal?

On Proposal 1, the election of seven directors, the directors are to be elected by a plurality of the votes cast with respect to such director by the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 1. A “plurality of the votes cast” for purposes of the election of directors means that the seven candidates receiving the highest number of votes cast shall be elected as the seven directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

On Proposal 2, the authorization of the 2024 Equity Incentive Plan, the proposal must be approved by a majority of the votes cast by the shares outstanding and entitled to vote on Proposal 2. Abstentions and broker non-votes are counted as votes against Proposal 2.

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On Proposal 3, the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 3 is required to ratify the appointment of GBQ. Abstentions will have the same effect as votes against Proposal 3, while broker non-votes will have no effect on the outcome of the vote on Proposal 3.

Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

What happens if additional matters are presented at the Annual Meeting?

Other than the two proposals described in this proxy statement, as of the date of this proxy statement we are not aware of any other business to be acted upon at the Annual Meeting. If any additional matters are properly presented for a vote at the Annual Meeting, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

Who will count the votes?

The Board will appoint an inspector of elections who is not an employee of the Company to count the votes for the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and the certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management and the Board of Directors.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in different names or are held in more than one account. Please vote all your shares by voting each proxy card and voting instruction card that you receive.

How can I access the proxy materials and annual report electronically?

This proxy statement and our 2023 Annual Report are available on the Internet at http://www.intellinetics.com/investor-relations/sec-filings.

Where can I find the voting results for the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. We will file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting announcing the final voting results.

If I vote against any Proposal, am I entitled to appraisal rights?

Under Nevada law, stockholders are not entitled to appraisal rights with respect to any of Proposals 1 through 3.

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Who pays the costs of this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes and proxies. If you choose to access these proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

In addition to the mailing of these proxy materials, we may also solicit proxies in person or by mail, telephone, facsimile, email or other means of communication by our directors, officers and employees, but we will not provide any additional or special compensation for such soliciting activities.

We will request that brokerage houses, banks, nominees, trustees and other custodians forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares, and, upon request, we will reimburse those custodians for their reasonable out-of-pocket expenses incurred in forwarding those materials.

In addition, we have engaged Alliance Advisors, a professional proxy solicitation firm, to assist us in the solicitation of proxies for an estimated fee of between $3,500 and 10,000, plus customary costs and expenses for those services.

Corporate Governance

We believe that our corporate governance principles and practices provide an important framework to ensure that our company is managed on a sound basis for the long-term benefit of our stockholders. Our Board of Directors continues to develop its corporate governance policies and practices in light of current operations of the Company to meet laws and regulations, including the rules and regulations of the SEC, the corporate governance requirements of the NYSE American stock exchange, and best practices in corporate governance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors, currently consisting of seven members. We believe that our corporate governance principles and practices provide an important framework to ensure that our company is managed on a sound basis for the long-term benefit of our stockholders. Our Board of Directors has developed its corporate governance policies and practices to meet laws and regulations, including the rules and regulations of the SEC, and best practices in corporate governance.

Director Independence

We are listed on NYSE American and use the definition of independence as set forth in the rules of the NYSE American, which we sometimes refer to as our standards of director independence. Currently, the Board of Directors consists of seven directors, of which independent directors constitute a majority. When determining the independence of William Cooke, the Board considered his previous affiliation with Taglich Brothers Inc., which has been retained by the Company as a Placement Agent and M&A Advisory Firm from time to time including in 2021 and 2022.

The charters of both our Audit Committee and Nominating and Corporate Governance Committee require that all members of each committee be independent. Currently, William Cooke, Roger Kahn, John Guttilla, Stanley Jaworski, Jr., and Paul Seid serve as our independent directors.

Meetings of the Board of Directors

Our Board of Directors, which currently consists of seven directors, meets regularly throughout the year and holds special meetings whenever circumstances require. The Board of Directors held a total of 4 meetings during 2023. During 2023, each director attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which such director served, and our directors in the aggregate attended 97% of the total number of meetings of the Board and committees on which they served.

Executive Sessions

Executive sessions of independent directors, without any management director or other members of management being present, are held at the request of the independent directors as they deem necessary or appropriate. The sessions may be held in conjunction with a Board committee meeting at which no management director is present. Any independent director can request that additional executive sessions be scheduled.

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Director Attendance at Annual Meetings of Stockholders

The Board of Directors expects all directors to attend each Annual Meeting of Stockholders, either in person or telephonically, except where the failure to attend is due to unavoidable or unforeseeable circumstances. Last year, 50% of the directors attended the Annual Meeting of Stockholders, either in person or telephonically.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The membership of each committee and its functions, duties and responsibilities are discussed below. Each committee operates under a written charter that has been adopted by our Board. Each member of each of these Board committees is an independent director.

Audit Committee

Our Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. In 2023, the Audit Committee consisted of John Guttilla (Chairman), Rye D’Orazio, Roger Kahn, and Paul Seid. Rye D’Orazio served on the Audit Committee until the expiration of his Board term at the 2023 Annual Meeting of Stockholders on June 22, 2023. Paul Seid was appointed to the Board at the 2023 Annual Meeting of Stockholders on June 22, 2023, and the Board subsequently appointed him to the Audit Committee to replace Mr. D’Orazio. The Board of Directors has determined that all members are independent under our standards of director independence. The Board of Directors has determined that each member of the Audit Committee is financially literate and that John Guttilla qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act. The Audit Committee met four times during 2023.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to:

●	the quality and integrity of our financial statements;

●	our system of internal control over financial reporting and disclosure controls and procedures;

●	the quality and integrity of our auditing, accounting and financial reporting processes generally;

●	the audits of our annual financial statements and the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm;

●	the design and implementation of the internal audit function; and

●	our compliance with legal and regulatory requirements.

The Audit Committee’s duties and responsibilities include:

●	reviewing and discussing with management and our independent registered public accounting firm our annual audited and quarterly unaudited consolidated financial statements;

●	determining whether to recommend to the Board of Directors that our annual consolidated financial statements be included in our Annual Report on Form 10-K;

●	reviewing with management any earnings announcements or guidance forecasts and other announcements regarding our historical or projected results of operations;

●	selecting, appointing and, when appropriate, terminating our independent registered public accounting firm;

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●	reviewing and pre-approving the nature, scope and fee arrangements of the annual audit and non-audit services of our independent registered public accounting firm;

●	reviewing the qualifications, performance and independence of our independent registered public accounting firm;

●	reviewing the scope and the results of the annual audit of our consolidated financial statements by our independent registered public accounting firm;

●	reviewing and discussing with management and our independent registered public accounting firm our accounting and financial reporting practices and procedures and the design, implementation, adequacy and effectiveness of our system of internal controls;

●	preparing the annual Audit Committee report required by the rules of the SEC to be included in our proxy statement for our annual meetings of stockholders;

●	reviewing any transaction that involves a potential conflict of interest or a related person;

●	adopting and overseeing procedures for the receipt, retention and treatment of employee concerns and complaints regarding accounting, internal controls or auditing matters; and

●	providing other assistance to the Board of Directors, as requested, with respect to our financial, accounting and reporting practices.

The Audit Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors. A current copy of the Audit Committee Charter is available at http://www.intellinetics.com/corporate-governance.

Compensation Committee

Our Board of Directors has established a Compensation Committee. In 2023, the members of the Compensation Committee were Rye D’Orazio (Chairman prior to June 22, 2023), Stanley P. Jaworski (Chairman after June 22, 2023), Sophie Pibouin, William Cooke, John Guttilla, and Michael Taglich. Mr. D’Orazio’s term on the Compensation Committee ended on June 22, 2023, and Ms. Pibouin’s ended on May 31, 2023. Mr. Jaworski was appointed as Chairman of the Compensation Committee shortly after his election to the Board on June 22, 2023. The Board of Directors has determined that all members of the Compensation Committee are independent under our standards of director independence, except for Michael Taglich. In addition, each member of the Compensation Committee meets the definition of a “non-employee director” under Section 16b-3 of the Exchange Act, except for Michael Taglich. As a smaller reporting company, the Company relies on an exception to NYSE American stock exchange independence rules, which allows Michael Taglich to be a member of the Compensation Committee. The Compensation Committee met once during 2023 and also took action by unanimous written consent.

The primary purposes of the Compensation Committee are to review and approve the compensation of our executive officers and to oversee our compensation plans and policies generally. The Compensation Committee’s duties and responsibilities include:

●	establishing, reviewing and approving our general compensation philosophy and strategy;

●	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, and evaluating their performance in light of those corporate goals and objectives, and determining and approving their compensation based on that evaluation;

●	overseeing, evaluating and, as directed by the Board, administering and recommending changes to our incentive compensation plans and programs;

●	approving employment agreements, severance agreements, change in control agreements and other compensation agreements and arrangements for our executive officers;

●	reviewing and approving the compensation of directors;

●	evaluating and assessing any risks and excessive risk-taking activities encouraged by our compensation programs and policies;

●	reviewing the results of the advisory vote by stockholders on the compensation of our named executive officers;

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●	reviewing, modifying and making recommendations with respect to, and monitoring compliance with, our stock ownership guidelines; and

●	preparing the annual Compensation Committee report required by the rules of the SEC to be included in our proxy statement for our annual meeting of stockholders.

The Compensation Committee does not generally exercise its power to delegate its authority to subcommittees and officers. The Compensation Committee has the authority under its charter to retain, approve fees for and terminate independent experts, consultants and advisors as it deems necessary to assist in the fulfillment of its responsibilities. To date, the Compensation Committee has not engaged an independent compensation consultant.

While the Compensation Committee gives significant weight to the recommendations of our Chief Executive Officer, the Compensation Committee is responsible for making the final decisions on executive compensation matters and exercises its discretion and authority in approving, modifying or rejecting these recommendations.

The Compensation Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors. A current copy of the Compensation Committee Charter is available at http://www.intellinetics.com/corporate-governance.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee. In 2023, the members of the Nominating and Corporate Governance Committee were Roger Kahn (Chairman), Sophie Pibouin, William Cooke, and Stanley Jaworski, Jr.. Ms. Pibouin’s term on the Nominating and Corporate Governance Committee ended on May 31, 2023. Mr. Jaworski was appointed to the Nominating and Corporate Governance Committee shortly after his election to the Board on June 22, 2023. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are independent under our standards of director independence. The Nominating and Corporate Governance Committee did not meet during 2023 but took action by unanimous written consent.

The primary purposes of the Nominating and Corporate Governance Committee are to:

●	identify and recommend individuals qualified to become members of the Board of Directors and its committees;

●	determine the Board’s size, composition, procedures, governance and committees;

●	develop, review and assess, our corporate governance principles and policies;

●	develop qualification criteria for Board membership;

●	review and recommend independence determinations with respect to the directors;

●	recommend Board committee assignments;

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●	oversee our Board’s performance and self-evaluation process;

●	oversee risks and exposures associated with director nominations and qualifications, corporate governance and overall Board effectiveness; and

●	review governance-related stockholder proposals and recommend Board responses.

The Nominating and Corporate Governance Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors. A current copy of the Nominating and Corporate Governance Committee Charter is available at http://www.intellinetics.com/corporate-governance.

Board Leadership Structure

Our Board of Directors has determined that at the present time it is in the best interests of our company and our stockholders to separate the roles and offices of the Chairman of the Board from the Chief Executive Officer in recognition of the differences between their roles, thereby allowing our Chief Executive Officer to focus on the day-to-day running of our company. The Board determined that this structure is optimal for us under our current circumstances because it allows James F. DeSocio, our Chief Executive Officer to devote his full attention and energy to setting and executing the strategic plan for our company and to providing day-to-day management and leadership of our company and our business and affairs, while allowing our Chairman to lead and direct Board meetings and to facilitate other Board activities and the flow of information between management and directors. Over the two most recently completed fiscal years, the Chairman of the Board was William Cooke. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board, strengthens the Board’s independence from management and provides the appropriate leadership to help ensure effective risk oversight by the Board.

The offices of Chairman of the Board and Chief Executive Officer have been held by separate persons since 2012. However, the Board of Directors recognizes that circumstances may change over time. Accordingly, the Board of Directors has not adopted a formal policy requiring us to separate the roles of Chairman of the Board and Chief Executive Officer but rather believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and the Chief Executive Officer from time to time in a manner that is in the best interests of our company and our stockholders based upon then prevailing circumstances. We believe our current leadership structure is serving the best interests of our company and our stockholders.

Nominations of Directors

Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board of Directors, the needs and the respective committees of the Board, and the qualifications of candidates in light of those needs.

In selecting candidates for nomination at an annual meeting of stockholders, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at that meeting desire and are qualified to continue their service on the Board of Directors. The Nominating and Corporate Governance Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board, and who the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board.

If there are Board positions for which the Nominating and Corporate Governance Committee will not be re-nominating a qualified incumbent, the Nominating and Corporate Governance Committee will consider recommendations for director nominees from a wide variety of sources, including Board members, management, business contacts, stockholders and other appropriate sources. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the criteria for membership set forth below under “Qualifications of Nominees for Director.”

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Qualifications of Nominees for Director

The Nominating and Corporate Governance Committee is responsible for reviewing the requisite qualifications and skills of director candidates in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. While the Nominating and Corporate Governance Committee has not established specific requirements or policies regarding age, education, years of experience, diversity or specific types of skills for potential candidates, it analyzes certain criteria and qualifications that candidates for membership on the Board of Directors should possess. No particular criterion is necessarily applicable to all prospective nominees. Except in limited and exceptional circumstances, each candidate to serve on the Board of Directors should have the following qualifications:

●	A reputation for high personal and professional integrity, strong moral character and adherence to our high ethical standards and values.

●	The absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the candidate serving as a director, and no other interests that would materially impair the candidate’s ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to us and our stockholders.

●	Holds or has held a recognized position of leadership in the candidate’s community or the candidate’s field of endeavor, and has demonstrated high levels of achievement in the candidate’s community or field.

●	Business acumen and experience, inquisitiveness, strong analytical skills and the ability to exercise sound business judgment and common sense in matters that relate to our current and long-term objectives .

●	A general level of expertise and experience in our business areas.

●	The ability to read and understand basic financial statements and other financial information pertaining to us.

●	A commitment to understanding our company and our business, industry and strategic objectives.

●	The availability and a commitment to devote adequate time to the Board and its committees and the ability to generally fulfill all responsibilities as a member of our Board of Directors, including to regularly attend and participate in meetings of the Board, Board committees and stockholders, in light of the number of other company boards on which the candidate serves and the candidate’s other personal and professional commitments.

●	The willingness and ability to represent fairly and to act in the interests of all of our stockholders rather than the interests of any particular stockholder, special interest group or other constituency.

●	For prospective non-employee directors, independence under SEC rules and regulations.

●	The willingness to accept the nomination to serve as a member of our Board of Directors.

●	Whether the prospective nominee will foster a diversity of skills, experiences and backgrounds on the Board.

●	Whether the prospective nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC rules.

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●	For incumbent directors standing for re-election, the incumbent director’s performance during his term, including the number of meetings attended, the level of participation, and overall contribution to the Board.

●	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

From time to time the Nominating and Corporate Governance Committee may identify certain other skills or attributes as being particularly desirable to help meet specific Board needs that have arisen. While our Board has not adopted a specific or formal policy on diversity with respect to directors, they share a commitment to an inclusive culture, endorse equal opportunity principles and practices and seek nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. We believe that the backgrounds and qualifications of the members of the Board, considered as a group, should provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board is committed to nondiscrimination on the basis of gender, race, religion, national origin, sexual orientation, disability or any other basis proscribed by law in selecting nominees.

Recommendations and Nominations by Stockholders

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted written nominations from stockholders for nominees for director. In general, persons properly recommended by stockholders as nominees for director are evaluated on the same basis as candidates recommended by other sources. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and us, personal references, a statement of recommendation of the candidate from the stockholder, a description of the shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Nominating and Corporate Governance Committee and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request.

Nominations by stockholders for director candidates must be addressed to:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Chief Financial Officer

Role of the Board in Risk Oversight

Risk is inherent in every business. We face a number of risks, including operational, financial, legal, regulatory, safety, strategic and reputational risks. While management is responsible for the day-to-day management of the risks we face, the role of our Board is to engage in the oversight of risk management and encourage management to promote a culture that actively manages risks as a part of our corporate strategy and operations. The Board’s role in the risk oversight process includes regular communication with members of senior management on areas of material risk to us, which enables the Board to understand our risk identification, assessment and management and our risk mitigation strategies. There is not a separate Risk Committee.

Each Board committee considers risk within its areas of responsibility and keeps the Board regularly informed through committee reports about such risks. The Audit Committee assists the Board with respect to risk management primarily in the areas of accounting, financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board primarily with respect to the management of risks related to our compensation programs, policies and practices. The Nominating and Corporate Governance Committee assists the Board primarily with respect to the management of risks associated with Board organization, membership and structure and with corporate governance. This allocation of risk oversight responsibilities enables the Board of Directors and its committees to coordinate the risk oversight role. The full Board considers our risk profile and focuses on the most significant risk factors facing us with the goal of ensuring that all material risks are identified and appropriate risk mitigation measures are implemented.

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We believe that the Board’s leadership structure, as discussed above, is consistent with the roles of the Board and the Board committees in risk oversight. The Board has found that its current structure, with the separation of the roles of the Chairman of the Board and the Chief Executive Officer, supports the Board’s risk oversight activities, because the Chief Executive Officer and other members of senior management have responsibility for the management of risk and our Board, led by our Chairman, provides oversight of that risk management, and because various aspects of risk oversight are allocated among the committees of the Board within their areas of responsibility.

Legal Proceedings

We are not aware of any material proceedings in which any of our directors, executive officers or affiliates, any owner of record or beneficial owner of more than 5% of our common stock, or any associate of any such director, officer, affiliate or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us.

Codes of Ethics

We have adopted a Code of Ethics and Conduct, designed to encourage our directors, officers and employees to act with the highest level of integrity. This code is available on the Investor Relations section of our website at www.intellinetics.com/corporate-governance.

The Intellinetics, Inc. Code of Ethics and Conduct is a code of conduct that applies to all of our directors, officers and employees. Under the Code of Ethics and Conduct, each officer, director and employee is required to maintain a commitment to high standards of business conduct and ethics. The Code of Ethics and Conduct covers many areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to laws and regulations applicable to the conduct of our business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Conduct.

If we make any amendment to, or grant any waiver from a provision of, our code of conduct with respect to any director, executive officer or senior financial officer, we will disclose the nature of such amendment or waiver on our website, in a Current Report on Form 8-K or both.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors. No member of the Compensation Committee is or has ever been an officer or employee of us or of any of our subsidiaries. None of our executive officers serves as a member of the board of directors or of the compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or of our Compensation Committee.

Access to Management and Outside Advisors

Our directors have full and unrestricted access to our management and employees. Our Board of Directors and its committees have the right to retain outside advisors and consultants of their choosing at our expense, without the consent or approval of management.

Communications with the Board of Directors

While the Board believes that management speaks for our company, any stockholder who wishes to communicate directly with the Board of Directors, any committee of the Board or any individual director may do so by directing a written request addressed to such director or directors as follows:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, OH 43228

Attention: Chief Financial Officer

Communications directed to members of the Board will be forwarded to the intended Board members, unless such communications are deemed advertisements or promotional, clearly unrelated to our business or to Board or committee matters, or unduly hostile, threatening, illegal or otherwise unnecessary or inappropriate to forward.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. Under our Articles of Incorporation and Bylaws, the members of the Board must be re-elected each year at the Annual Meeting of the Stockholders. Each director serves in office until the expiration of his term and until his successor is duly elected and qualified. The terms of all seven directors expire at the Annual Meeting: William M. Cooke, James F. DeSocio, Roger Kahn, John Guttilla, Stanley P. Jaworski, Jr., Paul Seid, and Michael Taglich.

The Board of Directors has unanimously nominated William M. Cooke, James F. DeSocio, Roger Kahn, John Guttilla, Stanley P. Jaworski, Jr., Paul Seid, and Michael Taglich to be re-elected as directors at the Annual Meeting, to serve as directors for a term of one year.

William M. Cooke, James F. DeSocio, Roger Kahn, John Guttilla, Stanley P. Jaworski, Jr., Paul Seid, and Michael Taglich have each agreed to continue to serve as a director if elected by the stockholders at the Annual Meeting. The Board of Directors has no reason to believe that any of the nominees will be unable to serve. However, if any nominee should become unexpectedly unable to serve as a director, then the persons appointed as proxies in the accompanying proxy card intend to vote for such other nominee as the Board of Directors may designate unless the size of the Board is reduced by the Board of Directors.

Set forth below is information as of the date of this proxy statement about the nominees. In addition to the information presented below regarding the specific experience, qualifications, attributes and skills of each nominee that led our Board of Directors to conclude that such person should serve as a director, we also believe that each nominee has demonstrated a high level of leadership experience, business acumen, integrity and honesty, and an ability to exercise sound judgment and deal with complex problems, as well as a commitment of service to our company and our Board. Our Board of Directors believes that these skills and qualifications, combined with the diverse backgrounds, experience, expertise and perspectives of our directors, contribute to robust and productive discussions in the boardroom and the ability of the Board to work in a positive and collegial fashion that benefits our company and our stockholders by creating a strong and effective Board of Directors. The Board considers the composition of the Board in light of our evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills and experiences needed for the broad set of challenges that it confronts and the responsibilities it has. Based on all of these qualifications, the Board of Directors believes that each nominee has the appropriate set of skills and qualifications to serve as members of the Board and to benefit our company and our stockholders as Board members.

Nominees

William M. Cooke, 63. Mr. Cooke was appointed as a member and chairman of our board of directors in October 2021. Mr. Cooke joined Taglich Brothers, Inc., a New York-based full-service brokerage firm that specializes in placing and investing in private equity transactions for small public companies, in 2012 and participates in sourcing, evaluating, and executing new investments as well as monitoring existing investments. Prior to joining Taglich Brothers, he was a Managing Director of Glenwood Capital LLC from 2010 to 2012, where he advised middle-market clients on capital raising and mergers and acquisitions. From 2001 to 2009, he sourced, evaluated and executed mezzanine transactions for The Gladstone Companies and BHC Interim Funding II, L.P. Before entering the private equity industry, Mr. Cooke served as a securities analyst primarily covering the automotive and industrial sectors for ABN AMRO Incorporated and McDonald and Company Securities, Inc. Bill received his Bachelor of Arts degree from Michigan State University and Master of Business Administration degree from the University of Michigan. He is a Chartered Financial Analyst, a member of the Board of DecisonPoint Systems, Inc., and a former member of the Board of Unique Fabricating, Inc., Racing & Performance Holdings, LLC, and APR, LLC. We believe Mr. Cooke is well qualified to serve on the Board due to his leadership skills, capital markets expertise, and extensive experience as a director of the board for other public companies.

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James F. DeSocio, 68, is the current President, Chief Executive Officer, and has served as a member of our Board of Directors since September 25, 2017. Prior to joining the Company, Mr. DeSocio served as Chief Revenue Officer at Relayware, LLC, a global provider of Partner Relationship Management solutions, from January 2015 to September 2017. From January 2013 to November 2014, Mr. DeSocio served as Executive Vice President of Operations for XRS Corporation, a fleet management software solutions provider. From October 2007 to September 2012, Mr. DeSocio served as Executive Vice President of Sales and Business Development for Antenna Software, Inc., a business mobility solutions provider. Since January of 2020, Mr. DeSocio also serves as Chairman of the Board of Pica9, a New York-based digital marketing company. We believe Mr. DeSocio is qualified to serve on our Board due to his extensive experience in sales, marketing, international operations, and mergers and acquisitions.

Roger Kahn, 54, has served as a member of our Board since October 5, 2017. Mr. Kahn has served as President and Chief Executive Officer of Bridgeline Digital, Inc. (“Bridgeline”), a web content management solutions provider, since May 2016. Mr. Kahn previously served as Co-Interim Chief Executive Officer and President of Bridgeline from December 2015 to May 2016, and as Chief Operating Officer from August 2015 to May 2016. From 2008 to September 2016, Mr. Kahn was a partner at Great Land Holdings, a resort development company. Mr. Kahn received his Ph.D. in Computer Science and Artificial Intelligence from the University of Chicago. We believe Mr. Kahn is qualified to serve on the Board due to his management experience in the software industry and with a public company.

John Guttilla, 67, was elected to our board on November 10, 2022. Mr. Guttilla is a Partner with the accounting firm of Marcum LLP. Mr. Guttilla joined the accounting firm of Rotenberg Meril in 1988, and during his tenure, served as a member of the firm’s management committee and director of the firm’s Financial Services Department. Rotenberg Meril merged into Marcum LLP in February of 2022. From 2005 to 2019, Mr. Guttilla served as a director and Chairman of the Audit Committee of Orchids Paper Products Company, which was a public company prior to its acquisition in 2019. Since 2014, Mr. Guttilla has been a director and Audit Committee Chairman of DecisionPoint Systems, Inc., a public company. Mr. Guttilla is a certified public accountant and holds a B.S. degree in Accounting from Fordham University and a Master’s in Taxation from St. John’s University. We believe Mr. Guttilla is qualified to serve on the Board due to his accounting background and experience as a director of the board for other public companies.

Stanley P. Jaworski, Jr., 74. Mr. Jaworski was named to the Intellinetics Board on June 22, 2023 and is a 30-year veteran of the technology industry. He is currently Chairman of the Board at DecisionPoint Systems, Inc. (NYSEAMERICAN:DPSI), an Enterprise Mobility solutions integrator. Mr. Jaworski is also President and Principal Advisor of Opus2 Ventures, LLC, a management advisory firm he founded in 2016. Opus2 Ventures is dedicated to assisting company boards, management, and functional leadership in developing and transforming successful go-to-market strategy. Prior to his current roles, Mr. Jaworski spent a combined twenty-five years with Motorola Solutions (NYSE:MSI) and Symbol Technologies providing mobility solutions to various vertical markets such as Retail, Healthcare, Transportation/Logistics and Distribution. At Motorola Solutions, Mr. Jaworski was Vice President, Americas Marketing and at Symbol he spent nearly two decades taking on roles of increasing responsibility in marketing, channels and field operations. During that time, he served as Vice President, Worldwide Channels and Alliances and Vice President, Worldwide Corporate Marketing. Additionally, Mr. Jaworski was VP, Global Marketing at the Comodo Group, Chief Marketing Officer for VBrick Systems, Inc. and Vice President of Worldwide Channel Marketing for NetApp, Inc. He started his business career at AMF, Inc. serving in business development and product marketing roles. He received his undergraduate degree from The State University of New York and an MBA from Long Island University. We believe Mr. Jaworski is well qualified to serve on our Board due to his experience as a board chair and in executive leadership positions in the data storage and data management industries.

Paul A. Seid, 75. Starting in 2013, Mr. Seid has served as Chief Executive Officer of RST Automation, a maker of hospital robotic devices which was established 2004. For the past eighteen years he has been President of Strategic Data Marketing, a research and data collection company. He has also founded, bought and/or sold over twenty companies in Asia, Europe, North, and South America. Mr. Seid graduated from Queen’s College, a division of the City University of New York, in 1968 with a Bachelor’s degree in Political Science. Since 2010, Mr. Seid has served on the board of directors of BioVentrix, a privately held medical device company, and since 2014, he has served on the board of directors of BGSF Inc. (NYSE:BGSF), a workforce solutions company. Mr. Seid has held numerous other board of directors and consulting positions. We believe that Mr. Seid should serve as a member of the Board due to his extensive experience growing diverse businesses.

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Michael Taglich, 58. Mr. Taglich was appointed as a member of our board of directors on October 27, 2023. Mr. Taglich is the Chairman and President of Taglich Brothers, Inc., a New York based securities firm which he co-founded in 1992 with his brother Robert Taglich. Taglich Brothers, Inc. focuses on public and private micro-cap companies in a wide variety of industries. He is currently the Chairman of the Board of Mare Island Dry Dock Inc., a privately-held company. He also serves as a director of DecisionPoint Systems Inc. (NYSE/AMEX, DPSI), Air Industries Inc (NYSE/AMEX, AIRI) and a number of other private companies. Mr. Taglich received a Bachelor’s Degree in Business Administration from New York University. We believe Mr. Taglich is well qualified to serve on our Board due to his extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning, and his experience serving on the board of directors for other public companies.

Vote Required

Our Bylaws require that each director be elected by a plurality of the votes cast by the holders of the shares of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting with respect to the directors. A “plurality of the votes cast” means that the seven candidates receiving the highest number of votes cast shall be elected as the seven directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES:

wILLIAM M. COOKE, James F. DeSocio, ROGER kAHN,

JOHN GUTTILLA, sTANLEY P. JAWORSKI JR., PAUL A. SEID, AND MICHAEL TAGLICH

Proxy cards properly signed and timely returned to us will be so voted,

unless contrary instructions are specified.

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PROPOSAL 2

APPROVAL OF 2024 EQUITY INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the Intellinetics, Inc. 2024 Equity Incentive Plan, which we refer to as the 2024 Plan. Our current plan, the Intellinetics, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) is set to expire in 2025, and currently contains 11,943 shares reserved that are not subject to outstanding awards. Thus, in April 2024, our board unanimously adopted the 2024 Plan, subject to stockholder approval.

The Compensation Committee and the board of directors believe that in order to successfully attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants, we must continue to provide them with an equity interest in our company in order to align their interest with those of our stockholders and to provide such persons with incentives to pursue the long-term growth, profitability and financial success of our company and to increase stockholder value. An equity incentive plan, providing for stock-based awards, is a critical part of our overall compensation program. Accordingly, our board of directors adopted, and recommends that our stockholders approve, the 2024 Plan.

2024 Plan will become effective immediately upon stockholder approval at the Annual Meeting. No Incentive Stock Option grants or awards will be made under the 2024 Plan unless and until stockholders approve the 2024 Plan. If stockholders do not approve the 2024 Plan, it will be modified to remove Incentive Stock Option treatment for employees.

Summary of the 2024 Plan

The principal features of the 2024 Plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 2024 Plan. The full text of the 2024 Plan is attached to this proxy statement as Appendix A.

Purpose. The purpose of the 2024 Plan is to attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants by providing them with an equity interest in order to align their interests with those of our stockholders and providing such persons with incentives to promote our long-term growth and profitability and the success of our business and to enhance stockholder value. The 2024 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

Shares Available for Issuance. If stockholders approve the 2024 Plan, a total of 243,122 shares of our common stock will be authorized and reserved for issuance under the 2024 Plan, plus the number of shares of common stock underlying any award granted under the 2015 Plan that expires, terminates or is canceled or forfeited under the terms of the 2015 Plan, subject to adjustment for certain changes in our capital structure. The shares of common stock issuable under the 2024 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us in the open market (other than with the proceeds of stock option exercises).

The number of shares available for issuance under the 2024 Plan will be reduced by one share for each share of common stock issued upon exercise or settlement of all awards. In the event that an award expires or is cancelled, forfeited, settled in cash or otherwise terminated before delivery of all or some of the shares subject to such award, then the number of shares available for issuance under the 2024 Plan will be increased by one share for each share subject to an value. The 2024 Plan counts shares on a “gross” basis and does not allow the re-grant of shares withheld or surrendered in payment of the exercise price or tax withholding obligations of an award. To the extent permitted by applicable law or any stock exchange rule, shares issued or issuable in connection with any award issued in substitution for any outstanding award of any entity acquired in any form of combination by us or our subsidiaries will not be counted against the shares available for issuance under the 2024 Plan.

On April 26, 2024, the closing sale price of our common stock as quoted on the NYSE-Amex was $[7.46].

Administration. The 2024 Plan will be administered by the Compensation Committee or another committee appointed by our board of directors, unless our board decides at any time to administer the 2024 Plan. The committee will be comprised of three or more directors who are not our officers or employees and who meet certain other criteria under applicable federal securities law and federal tax law provisions, including independence. If the board of directors at any time decides to administer the 2024 Plan, it will have all of the powers of the committee under the 2024 Plan.

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The committee is authorized to designate which participants will receive awards, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards (including the exercise price, the exercisability and vesting and the form of consideration payable upon exercise of awards), cancel awards, prescribe forms of award agreements, interpret the 2024 Plan, establish, amend and rescind rules and regulations related to the 2024 Plan, and make all other determinations which may be necessary or advisable to the administration of the 2024 Plan or the grant of awards under the 2024 Plan, subject to the terms and conditions of the 2024 Plan. The board or the committee may, to the extent permitted by applicable law, delegate the authority to grant or amend awards to one or more of our officers. Any such officer will not be delegated the authority to grant awards to our officers.

Eligibility. The officers, employees, consultants and advisers of our company and of our existing or future subsidiaries who, in the determination of the board or committee, are responsible for or contribute to our management, growth, profitability and successful performance are eligible to receive awards under the 2024 Plan. All of our employees, and in general our advisors and consultants are eligible to receive awards under the 2024 Plan. However, only our employees are eligible to receive awards of incentive stock options under the 2024 Plan.

Limitations. During any calendar year, the maximum number of shares that can be granted to any individual participant subject to awards under the 2024 Plan is 243,122 shares. In addition, the aggregate fair market value of common stock for which incentive stock options are exercisable for the first time by any individual during any calendar year cannot exceed $100,000, with any excess being treated as non-qualified stock options.

Awards. The 2024 Plan provides that the committee may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and other stock-based compensation awards or any combination thereof to our officers, employees, consultants and advisors. These awards may be granted on the terms and conditions described in the 2024 Plan. Each award will be evidenced by a separate agreement with the grantee of the award and will indicate the type, terms, and conditions of the award.

Stock Options. Under the 2024 Plan, the committee is authorized to grant stock options, which can be either incentive stock options or non-qualified stock options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the number of shares that can be exercised under a stock option. In addition, the exercise price of stock options will be determined by the board or committee but may not be less than the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock). The committee may grant non-qualified stock options to any eligible participant, but may grant incentive stock options only to employees. Stock options will become exercisable at such time or times in whole or in part as determined by the committee, except that stock options may not be exercised later than 10 years after the date of grant (5 years after grant in the case of an incentive stock option granted to an employee beneficially owning more than 10% of our outstanding common stock). Stock options may be exercised by payment of the exercise price in cash, shares of our common stock, cashless exercise, exchange of outstanding awards or other property, or in any combination of those methods having a fair market value equal to the exercise price, as the committee determines. Stock options are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

Stock Appreciation Rights. The 2024 Plan authorizes the committee to grant stock appreciation rights, either alone or in tandem with underlying stock options. Stock appreciation rights entitle the participant to receive, upon exercise, an amount of cash or shares or some combination of both, as determined by the committee, equal in value to the excess, if any, of the fair market value of the shares covered by the stock appreciation right on the date of exercise over the base price of the stock appreciation right. The base price for stock appreciation rights will be fixed by the committee but will not be less than the fair market value of our common stock on the date of grant. Stock appreciation rights will be exercisable at such time or times and under such other terms and conditions as determined by the committee, except that stock appreciation rights may not be exercised later than 10 years from the date of grant.

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Prohibition on Repricing Stock Options and Stock Appreciation Rights. The 2024 Plan prohibits the direct or indirect repricing of outstanding stock options or stock appreciation rights granted under the 2024 Plan, without stockholder approval. For example, the exercise price of stock options or the base price of stock appreciation rights outstanding under the 2024 Plan are not permitted to be reduced, outstanding stock options and stock appreciation rights are not permitted to be exchanged for stock options or stock appreciation rights with a lower exercise or base price, and underwater stock options and stock appreciation rights are not permitted to be exchanged for cash, shares, other property or other awards, without stockholder approval.

Restricted Stock. The 2024 Plan also authorizes the award of restricted stock. An award of restricted stock is an award of shares of common stock that vests in accordance with such terms and conditions, and is subject to such restrictions, as the committee determines. The terms, conditions and restrictions applicable to an award of restricted stock may be based on service conditions, performance goals, other conditions or a combination of all of those as the committee determines to be appropriate. The restricted stock vests and may be disposed of by the participant only in accordance with those terms and conditions and after such restrictions lapse in whole or in installments as the committee determines. Restricted stock awards may be subject to forfeiture if, for example, the participant’s employment terminates before the award vests. A participant receiving restricted stock has all the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, unless the committee otherwise determines.

Restricted Stock Units. The 2024 Plan also authorizes the award of restricted stock units. A restricted stock unit is the right to receive a share of common stock upon the completion of a vesting period. The board or committee determines the terms and conditions, including vesting, of restricted stock units. As with awards of restricted stock, restricted stock units vest in accordance with terms and conditions, and are subject to such restrictions, as the committee determines, and those terms, conditions and restrictions may be based on service conditions, performance goals, other conditions or a combination of all of those as the committee determines to be appropriate. However, unlike an award of restricted stock, a participant receiving restricted stock units has no rights of a stockholder until the restricted stock unit vests and the shares are issued.

Deferred Stock. The 2024 Plan also authorizes the committee to make deferred stock awards, generally consisting of a right to receive shares of our common stock at the end of specified deferral periods. Awards of deferred stock are subject to such conditions or limitations as the committee may impose, which conditions or limitations may lapse at the end of the deferral period in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the committee.

Bonus Shares and Awards in Lieu of Obligations. The committee is authorized under the 2024 Plan to grant shares of common stock to eligible persons as a bonus or in lieu of obligations (such as salary requirements) to pay cash or deliver other property, subject to such terms as determined by the committee.

Performance Awards. Under the 2024 Plan, the committee may make a performance award, which is an award of a number of units that represents the right to receive a specified number of shares of common stock or cash, or both, upon satisfaction of certain specified performance criteria, as applicable to us or any subsidiary, division, business unit or individual, subject to such terms and conditions as the committee determines. Performance awards will be earned to the extent such performance goals established by the committee are achieved over a period of time specified by the committee. The performance objectives may vary from participant to participant, group to group and period to period. Performance goals may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to the results of a peer group, and may reflect the results of our company on a consolidated basis or any one or more of our subsidiaries, divisions or other business units. The committee has the discretion to determine the value of each performance award, to adjust the performance goal as it deems equitable to reflect events affecting the us or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, deferred cash, shares of common stock or other awards or property, or a combination thereof.

Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the 2024 Plan may, in the discretion of the committee, be granted either alone or in addition to or in tandem with any other award granted under the 2024 Plan or any award granted under any other plan we may adopt from time to time. Generally, awards may not be granted in substitution for another award under the 2024 Plan, or retroactively in tandem with another award under the 2024 Plan at an exercise or base price lower than that of the previously granted award, without stockholder approval. However, the committee may grant shares or awards under the 2024 Plan in assumption of, or substitution or exchange for, options or other awards granted, or the right or obligation to grant future options or other awards, by a company involved in a corporate transaction with us.

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Other Stock-Based Awards. In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2024 Plan authorizes the committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our securities in addition to those specifically described in the 2024 Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock, or the cash equivalent of such shares. These awards may be granted whether alone, in addition to, or in tandem with, other awards granted under the 2024 Plan or cash awards made outside the 2024 Plan. The committee will determine the terms and conditions of such awards, including the consideration paid for awards as purchase rights, which consideration generally may not be less than the fair market value of the common stock on the date that the purchase right is granted. These awards may include, without limitation, performance shares and restricted stock units that entitle the participant to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of common stock or the cash equivalent thereof.

Vesting of Awards. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of any award may accelerate.

Transferability of Awards. Under the 2024 Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to us under the terms of the 2024 Plan, and except that, upon approval by the committee, non-qualified stock options and SARs may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and the participant’s immediate family members are the only parties or members.

Acceleration of Awards Upon Change in Control. The 2024 Plan provides that in the event of our “change in control” (as defined in the 2024 Plan and subject to limitations due to Section 409A of the Internal Revenue Code of 1986, as it may be amended from time to time, (the “Code”)), all outstanding awards under the 2024 Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-based awards will lapse, unless otherwise provided by the committee at the time of grant of the award or unless waived or deferred by the participants.

Amendment and Termination of the 2024 Plan. The board of directors has the right to amend, alter, suspend, discontinue or terminate the 2024 Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or stock market rule, regulation or policy, or if the board in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 2024 Plan, no amendment or termination of the 2024 Plan may materially and adversely affect the rights of a participant under any award granted under the 2024 Plan without the consent of the affected participant. Unless earlier terminated by the board, the 2024 Plan will terminate on April 25, 2034, the tenth anniversary of the adoption of the Plan by the board of directors, and no award may be granted under the 2024 Plan after that date, although awards granted prior to that date will remain in full force and effect subject to their terms.

The committee may amend or terminate outstanding awards under the 2024 Plan, unless expressly prohibited by the 2024 Plan. However, the amendment or termination of any award that materially reduces the value of an award or otherwise impairs or adversely affects the rights of the participant under such award will require the consent of the participant.

Adjustments upon Changes in Capitalization. In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, sale, transfer, exchange or other disposition of all or substantially all of our assets, exchange of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar transaction or change in our capital structure, then the committee will make equitable adjustments to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan by making appropriate adjustments to the number and class of shares with respect to which awards may be granted under the 2024 Plan, the maximum number of shares that may be issued to any individual in any fiscal year pursuant to awards, the terms and conditions of any outstanding awards, and the number and kind of shares and the exercise price of any outstanding award under the 2024 Plan.

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Section 409A. Section 409A of the Code generally establishes very specific requirements that must be followed with respect to covered deferred compensation plans in order to avoid the imposition of an additional 20% federal income tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 1998 Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. The 2024 Plan is intended to be interpreted and operated in accordance with Section 409A, including any regulations or guidance issued by the Treasury Department, and contains a number of provisions intended to avoid the imposition of additional tax on 2024 Plan recipients under Section 409A. The 2024 Plan contains provisions intended to assist the committee in complying with Section 409A including, among other things, the authority to amend the 2024 Plan and outstanding awards to preserve the intended benefits of awards granted under the 2024 Plan and to avoid the imposition of an additional tax under Section 409A. For example, if the committee determines that any awards made under the 2024 Plan will be taxable to a participant under Section 409A, then prior to exercise of stock options or stock appreciation rights by such participant or payment of other awards to such participant, the committee may amend the 2024 Plan and any outstanding awards, including retroactively, if the committee, if any, determines it is necessary or appropriate to do so to preserve the intended tax treatment of the awards granted under the 2024 Plan. The committee also may take other actions it determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A.

Summary of Federal Income Tax Consequences

The following is a brief and general summary of certain federal income tax consequences of awards that may be granted under the 2024 Plan. This summary is based upon the Code, the applicable treasury regulations promulgated thereunder, judicial authority and administrative ruling and practice, all as currently in effect. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time, and such changes could alter or modify the statements and conclusions set forth below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances or participants subject to special treatment under the federal income tax laws. The summary also does not address the effects of foreign, state or local tax consequences. The 2024 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income at the time the incentive stock option is granted or exercised, although the amount by which the fair market value of our common stock on the date of exercise exceeds the option exercise price is an adjustment item for purposes of the alternative minimum tax. If the participant holds the shares received upon the exercise of the incentive stock option for at least one year after the date of exercise and two years after the date of grant, referred to as the “holding period”, then any difference between the amount realized upon the disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant. We will not have any tax consequences from the grant or exercise of an incentive stock option (except as discussed below) if the participant satisfies the holding period requirements.

If a participant exercises an incentive stock option but does not satisfy the holding period requirements above, the participant generally will recognize ordinary income in the year of disposition of the shares acquired upon the exercise of an incentive stock option equal to the excess, if any, of the fair market value of the common stock on the date of exercise over the option exercise price, and any excess of the amount realized on such disposition over the fair market value of the common stock on the date of exercise will be taxed as long-term or short-term capital gain, as applicable. If the participant disposes of the shares prior to the satisfaction of the holding period requirements but the amount realized is less than the fair market value of the common stock on the date of exercise, the participant will recognize ordinary income equal only on the excess of the amount realized upon the disposition of the shares over the option exercise price. In either event, we will be entitled to a tax deduction in an amount equal to the amount constituting ordinary income to the participant.

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If a participant exercises an incentive stock option by tendering shares (other than the shares acquired upon the exercise of an incentive stock option and not held for the requisite holding period) in payment of all or part of the option exercise price, the participant will not be required to recognize any taxable income from the exchange and option exercise, and the participant’s tax basis and holding period (for capital gain purposes) for the tendered shares will be treated as a substituted basis for the shares received upon the exercise of the incentive stock option. If the participant uses shares received upon the exercise of an incentive stock option as to which the participant had not satisfied the applicable holding period requirements, the exchange will be treated as a taxable disqualifying disposition of the exchanged shares, with the result of the excess of the fair market value of the shares tendered over the participant’s basis in such shares would be taxable.

Non-Qualified Stock Options. A participant who is granted a non-qualified stock option will not recognize any taxable income, and we will not have any tax consequences, at the time the non-qualified stock option is granted. In general, upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of our common stock on the date of exercise over the option exercise price, and we will be entitled to a tax deduction in the same amount in the year the participant exercises the non-qualified stock option. Upon subsequent disposition of shares acquired upon the exercise of a non-qualified stock option, a participant will have a capital gain or loss equal to the difference between the amount realized on the disposition and the participant’s tax basis in the shares, which is generally the amount paid for the shares plus the amount treated as ordinary income at the time the non-qualified stock option was exercised. Such capital gain or loss will be long-term if the participant’s holding period is longer than one year, and short-term otherwise. The participant’s taxable disposition of the shares acquired upon the exercise of a non-qualified stock option will not result in any additional tax consequences to us.

Stock Appreciation Rights. The grant of a stock appreciation right will create no federal income tax consequences for the participant or us. When a participant exercises a stock appreciation right, the amount of any cash received and the fair market value on the date of exercise of any shares received will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of exercise.

Restricted Stock. The federal income tax consequences of restricted stock awards depend upon the restrictions imposed on the restricted stock. In the absence of an election under Section 83(b) of the Code by a participant, the grant of restricted stock will not result in taxable income to the participant or entitle us to a tax deduction in the year of grant if the restricted stock received is subject to a substantial risk of forfeiture and is either non-transferable or after transfer remains subject to such substantial risk of forfeiture. In such case, a participant must recognize ordinary income equal to the fair market value of the restricted stock received as of the first date the restricted stock becomes either transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may, in his or her discretion, make a Section 83(b) election to recognize as ordinary income the value of the restricted stock as of the date of receipt rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. We generally will be entitled to a tax deduction in the amount of the fair market value of the restricted stock transferred to the participant in the year the participant recognizes ordinary income. Prior to the lapse of restrictions, dividends paid on restricted stock will be taxable to the participant as ordinary income in the year such restricted stock is received free of restrictions, and we will be entitled to a tax deduction in the same amount.

Restricted Stock Units and Deferred Stock. A participant who receives an award of restricted stock units or a deferred stock award will generally not recognize any taxable income, and we will not have any tax consequences, at the time the award of restricted stock units or a deferred stock is granted. When a participant receives the shares of common stock under the terms of the award, the fair market value on the date of exercise of the shares received, less any amount paid by the participant for such shares, will constitute ordinary income to the participant, and we will be entitled to a tax deduction in the same amount in the year of exercise.

Performance Awards. A participant who receives a performance award of shares of common stock will generally recognize ordinary income in the year the award is received equal to the fair market value of our common stock on the date of award. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized.

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Other Stock-Based Awards. A participant will recognize ordinary income equal to the amount of any cash payments or the fair market value of any shares of common stock or other property received in connection with other stock-based awards (less any amounts paid by the participant) in the year the stock-based award is received or made available to the participant without substantial restrictions or risk of forfeiture in a manner consistent with the treatment of restricted stock. We generally will be entitled to a tax deduction in the same amount and at the same time the participant recognizes such ordinary income.

Section 162(m). Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 2024 Plan) by a public company to the chief executive officer, chief financial officer, and the next three most highly compensated executive officers of the Company to no more than $1,000,000 per person.

Section 409A. The 2024 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. The tax consequences (including the amounts and the timing of those tax consequences) described above assume that an award is not subject to or does not violate the requirements of Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Stock options, stock appreciation rights and restricted stock awards that comply with the terms of the 2024 Plan and do not have a deferral feature, and are not amended, are generally exempt from the application of Section 409A, which is applicable to deferred compensation plans within the meaning of Section 409A. Restricted stock units, deferred stock awards and performance shares granted under the 2024 Plan are generally subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from Section 409A. Awards that do not comply with Section 409A can result in the value of the deferred compensation being currently includable in the service provider’s federal income tax purposes and being taxed at the service provider’s marginal federal income tax rate plus an additional 20%, and interest and penalties may be included.

New Plan Benefits

No incentive stock option awards will be granted under the 2024 Plan unless and until the 2024 Plan has been approved by our stockholders. The grant of awards under the 2024 Plan to eligible officers, employees, consultants and advisors, including the named executive officers, is subject to the discretion of the committee and therefore cannot be determined in advance. As of the date of this proxy statement, no determination has been made as to which or how many of the persons eligible to receive awards under the 2024 Plan will receive future awards under the 2024 Plan. Accordingly, except as otherwise provided above, the benefits or amounts that will be received by or allocated to individuals or groups under the 2024 Plan in the future are not presently determinable.

Vote Required

The approval of the 2024 Plan requires the affirmative “FOR” vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2:
THE ADOPTION AND APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon .

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Audit Committee of the Board of Directors has appointed GBQ to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. GBQ has served as our independent registered public accounting firm since September 4, 2012.

At the Annual Meeting, our stockholders will be asked to ratify the Audit Committee’s appointment of GBQ as our registered public accounting firm for fiscal year 2024. While stockholder ratification of the appointment of GBQ is not required by our by-laws or by any other applicable legal requirement, we are submitting this appointment to our stockholders for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment of GBQ, then the Audit Committee will reconsider the appointment, although it may still determine to retain this appointment. Even if the appointment of GBQ is ratified by our stockholders, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

We expect that one or more representatives of GBQ will be present in person or telephonically at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire to do so.

The aggregate fees for professional services rendered to us by GBQ for the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	Fees
	2023	2022
Audit Fees	$185,000	$160,000
Audit-Related Fees	0	83,487
Tax Fees	0	0
All Other Fees	0	0

Total	$185,000	$243,487

Audit Fees

This category includes fees associated with our annual audit and the reviews of our quarterly reports on Form 10-Q. This category also includes fees associated with advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements, statutory audits, and services related to Securities and Exchange Commission registration statements and filings.

Audit-Related Fees

We did not engage GBQ in 2023 for fees for assurance and related services that are traditionally performed by our independent registered public accounting firm, such as due diligence services related to mergers and acquisitions, accounting consultations, and attestation services that are not required by statute or regulation. In 2022, we paid $12,000 for services related to the Company’s filing of a Form S-1 Registration Statement and Form 8-K in May, $5,750 for services related to the Company’s filing of a Form S-1/A Amended Registration Statement and Form 8-K in June. Also in 2022, we paid $20,000 for a Quality of Earnings Report and $45,737 for audit services, both relating to an acquisition target.

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Tax Fees

We did not engage GBQ for tax planning for merger and acquisition activities, tax consultations, the review of income tax returns and assistance with state tax examinations during the fiscal years ended December 31, 2023 and 2022.

All Other Fees

We did not engage GBQ to provide any information technology services or any other services during the fiscal years ended December 31, 2023 and 2022.

Audit Committee Pre-Approval Policy

Our Audit Committee specifically approved the audit and audit-related services performed by GBQ for the periods ended December 31, 2023 and 2022, when applicable.

For the fiscal year ending December 31, 2024, our Audit Committee pre-approved audit-related and non-audit related services not prohibited by law to be performed by our independent registered public accountants and associated fees. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC.

Vote Required

The affirmative “FOR” vote of the holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is required to ratify the appointment by the Audit Committee of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3:
THE RATIFICATION OF THE APPOINTMENT OF GBQ
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial ownership of the Company’s common stock by all our executive officers and directors, and by each stockholder who beneficially owns more than 5% of the Company’s common stock, as of April 26, 2024.

The information provided in the table below is based on our records, information filed with the SEC and information provided by our directors and executive officers. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Intellinetics, Inc., 2190 Dividend Dr., Columbus, Ohio 43228.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Outstanding (1)
DIRECTORS AND OFFICERS
James F. DeSocio	179,862	(2)	4.13%
Matthew L Chretien	92,461	(3)	2.16%
Joseph D. Spain	91,247	(4)	2.12%
William Cooke	48,055	(5)	1.13%
Roger Kahn	13,762		*
John Guttilla	8,405		*
Stanley P. Jaworski, Jr.	5,405		*
Paul Seid	189,523		4.48%
Michael N. Taglich	835,555	(6)	19.45%

Officers and Directors as a Group (7 Persons)	1,464,275	(7)	32.08%

HOLDERS OF MORE THAN 5% BENEFICIAL OWNERSHIP
Robert F. Taglich	560,499	(8)	13.04%

*Less than 1%

(1)	Based upon 4,230,806 shares of common stock issued and outstanding, plus shares beneficially owned but not issued for each respective stockholder.
(2)	Beneficial ownership includes 127,854 shares of common stock underlying stock options issued to Mr. DeSocio, exercisable within 60 days of April 26, 2024.
(3)	Beneficial ownership includes 41,464 shares of common stock underlying stock options and warrants issued to Mr. Chretien, exercisable within 60 days of April 26, 2024.
(4)	Beneficial ownership includes 63,927 shares of common stock underlying stock options issued to Mr. Spain, exercisable within 60 days of April 26, 2024.
(5)	Beneficial ownership includes 34,694 shares of common stock underlying warrants issued to Mr. Cooke, exercisable within 60 days of April 26, 2024.
(6)	Beneficial ownership includes 66,124 shares of common stock underlying warrants issued to Mr. Taglich, exercisable within 60 days of April 26, 2024.
(7)	Beneficial ownership includes 334,063 shares of common stock underlying stock options and warrants issued to the group, as disclosed in (2) through (6) above, exercisable within 60 days of April 26, 2024.
(8)	Beneficial ownership includes 66,125 shares of common stock underlying warrants issued to Mr. R. Taglich, exercisable within 60 days of April 26, 2024.

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EXECUTIVE COMPENSATION

As a “smaller reporting company” under SEC rules, our named executive officers (or NEOs) for our last completed fiscal year consisted of (i) our principal executive officer, and; (ii) our two most highly compensated executive officers, other than the principal executive officer. For the year ended December 31, 2023, our NEOs were the following individuals:

●	James F. DeSocio, our current President and Chief Executive Officer;

●	Joseph D. Spain, our current Chief Financial Officer and Treasurer ;

●	Matthew L. Chretien, our current Secretary and Chief Strategy Officer.

Summary Compensation Table

The following table sets forth certain information relating to the total compensation earned for services rendered to us in all capacities by our NEOs for 2022 and 2021.

Name & Principal Position	Year	Salary ($)	Option Awards(1) ($)	Nonequity incentive plan compensation Awards(1) ($)	All Other Compensation ($)		Total ($)
James F. DeSocio	2023	300,000	0	60,000	2,225	(2)	362,225
President and Chief Executive Officer	2022	274,800	406,753	40,578	2,267	(2)	724,398

Joseph D. Spain	2023	200,000	0	30,000	6,342	(3)	236,342
Chief Financial Officer and Treasurer	2022	171,250	203,376	26,047	6,607	(3)	407,280

Matthew L. Chretien	2023	200,000	0	30,000	14,778	(4)	244,778
Secretary and Chief Strategy Officer	2022	175,000	101,691	26,047	16,054	(4)	318,792

(1) The amounts in this column reflect the aggregate grant date fair value of stock awards computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, based on the closing sale price of our common stock on the date of grant. The amounts shown in this column are not necessarily indicative of the actual value that will be realized by the named executive officers with respect to such awards.

(2) Mr. DeSocio received other compensation in the form of Health and Welfare Related Insurance Premiums ($250), Life Insurance Premiums ($26), Short-Term Disability Insurance Premiums ($393), and cell phone allowance ($1,555) in 2023; Health and Welfare Related Insurance Premiums ($330), Life Insurance Premiums ($54), Short-Term Disability Insurance Premiums ($393), and cell phone allowance ($1,490) in 2022.

(3) Mr. Spain received other compensation in the form of Health and Welfare Related Insurance Premiums ($5,398), Life Insurance Premiums ($26), Short-Term Disability Insurance Premiums ($318), and cell phone allowance ($600) in 2023; Health and Welfare Related Insurance Premiums ($5,574), Life Insurance Premiums ($54), Short-Term Disability Insurance Premiums ($318), and cell phone allowance ($660) in 2022.

(4) Mr. Chretien received other compensation in the form of Health and Welfare Related Insurance Premiums ($13,821), Life Insurance Premiums ($26), Short-Term Disability Insurance Premiums ($331), and cell phone allowance ($600) in 2023; Health and Welfare Related Insurance Premiums ($15,009), Life Insurance Premiums ($54), Short-Term Disability Insurance Premiums ($331), and cell phone allowance ($660) in 2022.

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Employment Agreements with our Executive Officers

Pension Benefits

We do not provide, sponsor or maintain any pension arrangements for our named executive officers or for our employees. Our named executive officers are eligible to participate in our 401(k) defined contribution plan. James DeSocio, Joseph Spain and Matthew Chretien participated in our 401(k) plan during fiscal 2023 and 2022.

Non-Qualified Deferred Compensation

We do not provide and we have not adopted any non-qualified deferred contribution plans or other deferred compensation plans. In the future, the Compensation Committee may elect to provide our officers and other employees with non-qualified deferred contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Employment Agreements with our Executive Officers

On December 1, 2016, pursuant to an Offer of Employment and Employment Agreement, the Company appointed Joseph D. Spain as the Chief Financial Officer. On September 25, 2017, pursuant to an offer letter agreement, the Company appointed James F. DeSocio as its President and Chief Executive Officer. Intellinetics Ohio is a party to an employment agreement with Matthew L. Chretien, dated as of September 16, 2011.

Offer Letter Agreement with James F. DeSocio

Under this offer letter agreement, James F. DeSocio (i) receives compensation at the rate of $270,000 per year (which was subsequently reduced by mutual agreement and later increased by the Compensation Committee to $355,000), (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iii) may become eligible, at the sole discretion of the Company, for profit sharing, and other bonuses. The term of the agreement is indefinite, and James F. DeSocio is an “at will” employee. Under the agreement, James F. DeSocio covenants (i) not to disclose trade secrets or proprietary information of the Company, (ii) not to solicit customers, clients, or employees of the Company for a period of two years after termination of the agreement, and (iii) not to compete with the Company in the State of Ohio for a period of six months after termination of his employment. On March 19, 2024, the Compensation Committee agreed to severance payments for one year’s base salary upon a change of control and six months’ base salary upon any other termination by the Company without cause or by Mr. DeSocio for good reason.

Employment Agreement with Joseph D. Spain

Under this employment agreement, Joseph D. Spain (i) receives compensation at the rate of $140,000 per year (which amount was increased to $240,000 per year by the Compensation Committee effective March 19, 2024), (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, and use of certain company-paid technology, and (iii) may become eligible, at the sole discretion of the Company, for profit sharing and bonuses. The term of the agreement is indefinite, and Joseph D. Spain is an “at will” employee. Under the agreement, Joseph D. Spain covenants (i) not to disclose trade secrets or proprietary information of the Company, (ii) not to solicit customers, clients, or employees of the Company for a period of two years after termination of the agreement, and (iii) not to compete with the Company in the State of Ohio for a period of six months after termination of his employment. On March 19, 2024, the Compensation Committee agreed to severance payments for one year’s base salary upon a change of control and six months’ base salary upon any other termination by the Company without cause or by Mr. Spain for good reason.

Employment Agreement with Matthew L. Chretien

Under this employment agreement, Matthew L. Chretien agreed to serve as the Interim President and Chief Executive Officer, Principal Accounting Officer, and Treasurer of Intellinetics, and to devote his full-time efforts to his employment with Intellinetics. Pursuant to the agreement, Matthew L. Chretien (i) receives compensation at the rate of $195,000 per year (which was subsequently reduced by mutual agreement and later increased by the Compensation Committee to $212,000), (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iii) may become eligible, at the sole discretion of Intellinetics, for profit sharing, commissions, and bonuses, and (iv) was entitled to receive deferred compensation in the form of a lump sum payment of $100,828 on March 31, 2015. The Company notified Mr. Chretien on March 31, 2015, that payment of the lump sum amount scheduled for March 31, 2015 was deferred subject to the Company’s available cash flow, and was subsequently paid in full in 2022. The term of the agreement is indefinite, and both parties stipulate and agree that Matthew L. Chretien is an “at will” employee under Ohio law, which governs the agreement. The agreement can also terminate (i) if Intellinetics discontinues the operation of its business, or (ii) at the option of Intellinetics in the event that Matthew L. Chretien becomes permanently disabled. Under the agreement, Matthew L. Chretien covenants (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the State of Ohio for a period of six months after termination of his employment. Since the date of the agreement, Mr. Chretien has resigned the titles of President, Chief Executive Officer, Principal Accounting Officer, and Treasurer, and currently holds the titles of Secretary, Chief Technology Officer, and Chief Strategy Officer.

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OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END

The following table sets forth information regarding the outstanding equity awards, consisting of unvested and/or unexercised stock options held by our NEOs as of December 31, 2023:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date
James F. DeSocio President and Chief Executive Officer	25,000	-		$6.50	12/31/2025
	18,750	6,250	(1)	$4.00	9/1/2030
	25,591	52,263	(2)	$6.08	4/13/2032

Joseph D. Spain Chief Financial Officer and Treasurer	2,000	-		$6.50	12/7/2026
	3,000	-		$6.50	3/10/2029
	15,000	5,000	(3)	$4.00	9/1/2030
	12,976	25,951	(4)	$6.08	4/13/2032

Matthew L. Chretien Secretary and Chief Strategy Officer	2,000	-		$6.50	12/31/2025
	15,000	5,000	(5)	$4.00	9/1/2030
	6,488	12,976	(6)	$6.08	4/13/2032

(1) Options are subject to 4-year time-based vesting, with 75% vested as of September 2, 2023, and 6,250 vesting on September 2, 2024.

(2) Options are subject to 3-year time-based vesting, with 25,591 vesting on April 14, 2023, 25,591 vesting on April 14, 2024, and 25,592 vesting on April 14, 2025.

(3) Options are subject to 4-year time-based vesting, with 75% vested as of September 2, 2023, and 5,000 vesting on September 2, 2024.

(4) Options are subject to 3-year time-based vesting, with 12,976 vesting on April 14, 2023, 12,976 vesting on April 14, 2024, and 12,975 vesting on April 14, 2025.

(5) Options are subject to 4-year time-based vesting, with 75% vested as of September 2 2023, and 5,000 vesting on September 2, 2024.

(6) Options are subject to 3-year time-based vesting, with 6,488 vesting on April 14, 2023, 6,488 vesting on April 14, 2024, and 6,488 vesting on April 14, 2025.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2023, with respect to the Intellinetics Inc. 2015 Equity Incentive Plan and the Intellinetics, Inc. 2023 Non-Employee Director Compensation Plan, both of which have been approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	357,887	$5.89	249,579
Equity compensation plans not approved by security holders	0	0	0
Total	357,887	$	249,579

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pay versus performance

As required by Item 402(v) of Regulation S-K, the following tables present information of the compensation of our our Principal Executive Officer (“PEO”) and our other Non-PEO NEOs in comparison to certain performance metrics for 2023 and 2022. The metrics differ from those that the Compensation Committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total Values for the applicable year as described in the footnotes to the table.

Year	Summary Compensation Table Total for PEO(1)	Compensation actually paid to PEO(2)	Average summary compensation table total for non-PEO named executive officers(3)	Average compensation actually paid to non-PEO named executive officers(4)	Value of initial fixed $100 investment based on Total Shareholder Return (“TSR”)(5)	Net Income	Adjusted EBITDA(7)
2023	362,225	382,692	240,560	249,080	66.93	519,266	2,744,649
2022	724,398	527,166	363,036	264,316	$90.66	24,027	2,413,901

(1) The dollar amounts shown in this column are the amounts of total compensation reported for Mr. DeSocio (our PEO) for each corresponding year in the “Total” column of the Summary Compensation Table.

(2) The dollar amounts reported in this column represent the amount of CAP to Mr. DeSocio, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. DeSocio during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. DeSocio’s total compensation for each year to determine the CAP:

PEO
Year	Reported Summary Compensation Table Total	Reported value of equity awards(a)	Equity award adjustments(b)	Compensation actually paid
2023	362,225	0	20,467	382,692
2022	724,398	406,753	209,521	527,166

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The amounts deducted or added, as applicable, in calculating the equity award adjustments are as follows:

PEO
Year	Year end fair value of equity awards granted and unvested in the year	Year over year change in fair value of outstanding and unvested equity awards	Year over year change in fair value of equity awards granted in prior years that vested in the year	Total equity awards adjustments
2023	0	13,259	7,208	20,467
2022	265,538	(37,344)	(18,672)	209,521

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(3) The dollar amounts reported in this column represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (other than Mr. DeSocio) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. DeSocio) included for purposes of calculating the average amounts in each of 2023 and 2022 are Joseph D. Spain and Matthew L. Chretien.

(4) The dollar amounts reported in this column represent the average amount of CAP to the NEOs as a group (identified in Footnote 3), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for these NEOs as a group for each year to determine the CAP, using the same methodology described above in Note 2(b):

Non-PEO NEOs
Year	Reported Summary Compensation Table	Reported value of equity awards(a)	Equity award adjustments(b)	Compensation actually paid
2023	240,560	0	8,520	249,080
2022	363,036	152,534	53,814	264,316

Non-PEO NEOs
Year	Average year end fair value of equity awards granted and unvested in the year	Average year over year change in fair value of outstanding and unvested equity awards	Average year over year change in fair value of equity awards granted in prior years that vested in the year	Total equity awards adjustments
2023	0	5,464	3,056	8,520
2022	99,577	(30,351)	(15,413)	53,814

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6) The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7) While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link company performance to compensation actually paid to the company’s NEOs, for the most recently completed fiscal year. See Appendix B for a reconciliation of Net Income to Adjusted EBITDA for the years ended December 31, 2023 and 2022.

Pay Versus Performance Narrative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of TSR, net income, and Adjusted EBITDA.

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We do not utilize TSR and net income in our executive compensation program. However, we do utilize Adjusted EBITDA and several other performance measures to align executive compensation with our performance. Part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, we view stock options, which are an integral part of our executive compensation program, as related to Company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interest with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

With respect to net income, specifically, we prefer to use Adjusted EBITDA to evaluate our executives’ performance due to the following items that we do not believe reflect the overall performance of the Company: (i) note conversion and note or equity offer warrant or stock expense related to unusual financing activities in 2022, (ii) gain or loss on debt extinguishment, particularly relating to the Company’s PPP loan, (iii) occasional stock-based compensation, and (iv) transaction costs relating to financing and M&A activity from 2022.

The following graph illustrates the relationship during 2022-2023 of the CAP for our CEO and other NEOs as calculated pursuant to SEC rules to our TSR.

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The following graph illustrates the relationship during 2022-2023 of the CAP for our CEO and other NEOs as calculated pursuant to SEC rules to our net income.

The following graph illustrates the relationship during 2022-2023 of the CAP for our CEO and other NEOs as calculated pursuant to SEC rules to our Adjusted EBITDA.

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Director Compensation

The following table summarizes the total compensation we paid to our non-employee directors for the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash	Stock Awards($)(1)	Option Awards($)	Total($)
(a)	(b)	(c)	(d)	(h)
William Cooke	$25,000	$32,500	-	$
Rye D’Orazio	10,000	10,000	-
Sophie Pibouin	10,000	10,000	-
Roger Kahn	20,000	20,000	-
John Guttilla	20,000	20,000	-
Stanley Jaworski, Jr.	10,000	20,000	-
Paul Seid	10,000	20,000	-
Michael Taglich	2,500	15,000	-

(1) Stock awards set forth in column (c) were fully vested at the time of grant.

On April 14, 2022, the Compensation Committee, pursuant to the authority given to it by the Board, approved the following annual compensation for non-employee directors:

●	$20,000 cash payment per year payable quarterly ($25,000 for the Board Chair), and

●	Stock award equal to $20,000 as of the date of grant, in shares of Company’s common stock, ($32,500 for the Board Chair).

No additional compensation was paid to directors for meetings attended, committee memberships, or committee chairmanships.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

The written charter for the Audit Committee requires that all transactions between the Company and any related person be reviewed, approved, and overseen by the Audit Committee, which is comprised of independent directors. Related person transactions are those transactions covered by Item 404 of Regulation S-K.

Certain Relationships and Related Transactions

The following is a summary of the related person transactions that Intellinetics has participated in at any time during each of the previous two fiscal years.

2022 Private Placement

Certain related persons participated as investors in a private placement of securities by the Company, on the same terms as all other investors in such private placement.

On April 1, 2022, the Company completed the 2022 private placement by entering into a Securities Purchase Agreement with certain accredited investors, pursuant to which the Company issued and sold (i) shares of the Company’s common stock, at a price of $4.62 per Share and (ii) 12% subordinated notes. The principal amount of the 12% subordinated notes, together with any accrued and unpaid interest thereon, become due and payable on March 30, 2025.

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The following related persons participated in such offering, on the same terms as all other investors participating in the offering:

Name of Investor	Relationship to the Company	Number of Shares Purchased	Principal Amount of Notes Purchased	Date of Transaction
Michael N. Taglich	Director; Beneficially owns more than 5% of the common stock of the Company.	262,986	-	04/01/2022
Robert F. Taglich	Beneficially owns more than 5% of the common stock of the Company	179,652	$600,000	04/01/2022

Promoters and Certain Control Persons

Michael N. Taglich, a director and a beneficial owner of more than 5% of the Company’s common stock, is the Co-Founder, President, Chairman, and a principal at Taglich Brothers, Inc. William M. Cooke, a director and Chairman of our Board, was the Vice President of Investment Banking at Taglich Brothers, Inc. until his retirement in December of 2023. Robert F. Taglich, a each beneficial owners of more than 5% of the Company’s common stock, is the Co-Founder, Managing Director, and a principal of Taglich Brothers, Inc.

We retained Taglich Brothers, Inc. on an exclusive basis to render financial advisory and investment banking services to the Company in connection with its acquisition of Yellow Folder, LLC. Pursuant to an Engagement Agreement, dated May 1, 2020, the Company paid Taglich Brothers, Inc. a success fee of $200,000 as a result of the successful completion of the acquisition of Yellow Folder, LLC. We also retain Taglich Brothers, Inc. at an annual rate of $18,000 per year for issuer-paid stock research.

We retained Taglich Brothers, Inc., as the exclusive placement agent for the 2022 private placement, as described above, pursuant to a Placement Agent Agreement. In connection with the 2022 private placement, we paid Taglich Brothers, Inc. $696,420, which represented an 8% commission based upon the gross proceeds of the 2022 private placement. In addition, for its services in the 2022 private placement, Taglich Brothers, Inc. was issued warrants to purchase 124,258 shares of common stock, which amount is equal to 10% of the shares sold in the 2022 private placement, which have an exercise price of $4.62 per share of common stock, are exercisable for a period of five years, contain customary cashless exercise and anti-dilution protection rights and are entitled to piggy-back registration rights. In connection with the 2022 private placement, we also agreed to extend the expiration dates of 131,700 currently outstanding warrants previously issued to Taglich Brothers, Inc. (and its assignees) to March 30, 2027.

Indemnification of Officers and Directors

The Nevada General Corporation Law and our bylaws provide for the indemnification of directors, officers and certain other persons in the circumstances outlined below.

Actions other than by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with the action, suit or proceeding if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person (i) was liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his or her conduct was unlawful.

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Actions by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Successful Defense

To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the Company against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense.

Required Approval

Any discretionary indemnification, unless ordered by a court, must be made by the Company only as authorized in the specific case upon a determination that indemnification of a director, officer, employee or agent is proper in the circumstances. The determination must be made by (i) the stockholders, (ii) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (iii) if a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Advance of Expenses

The articles of incorporation, the bylaws, or an agreement made by the Company may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

Other Rights

The indemnification provisions above and the advancement of expenses (i) do not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of the action, and (ii) continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

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Intellinetics has obtained liability insurance for its directors and officers covering, subject to exceptions, any actual or alleged negligent act, error, omission, misstatement, misleading statement, neglect or breach of duty by such directors or officers, individually or collectively, in the discharge of their duties in their capacities as directors and officers of the Company.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors currently consists of three members of the Board, each of whom is independent under our standards of director independence, the current listing standards of the NYSE American Stock Exchange and the applicable rules and regulations of the SEC. The Audit Committee met four times during 2023 and operates under a formal written charter, which has been approved by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

Our management is responsible for the preparation, presentation and integrity of our financial statements and for establishing and maintaining the integrity of our accounting and financial reporting processes, including our system of internal control over financial reporting, the audit process and the process for monitoring compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an independent audit of our annual consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion and issuing a report as to the conformity of such financial statements with generally accepted accounting principles, as well as for issuing a report on the effectiveness of our internal control over financial reporting. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to monitor and oversee the quality and integrity of these financial reporting processes, including reviewing the annual and quarterly financial information in the Company’s SEC reports and filings, and evaluating our system of internal controls established by our management. Additionally, the Audit Committee has the sole authority to appoint, retain, fix the compensation and other terms of, oversee and terminate our independent registered public accounting firm and to grant the prior approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by our independent registered public accounting firm.

In discharging its oversight responsibilities, the Audit Committee reviewed and discussed with management and with GBQ Partners LLC (“GBQ”), our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended December 31, 2023. The Audit Committee met with GBQ, with and without management present, to discuss and review the results of their examination of our financial statements, our internal control over financial reporting and the overall quality and acceptability of our financial reporting and accounting principles. The Audit Committee also discussed with GBQ the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also considered and discussed with management and GBQ other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In addition, the Audit Committee received from GBQ the written disclosures and the letter from GBQ required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with GBQ their independence and considered the compatibility of non-audit services performed by GBQ with their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed with the SEC on March 28, 2024. In addition, the Audit Committee appointed GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and recommends that stockholders ratify that appointment.

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The members of the Audit Committee are not professional accountants or members of a registered public accounting firm, and, as specified in its charter, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that our consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. In discharging its duties, the Audit Committee has relied on (i) management’s representation that our annual consolidated financial statements were prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of our independent registered public accounting firm with respect to such financial statements.

Audit Committee

John Guttilla, Chairman
Roger Kahn
Paul A. Seid

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INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or incorporated into any other filing that we make with the SEC.

Our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our audited consolidated financial statements for the fiscal year ended December 31, 2023, accompanies this proxy statement. We will provide, without charge, additional copies of our 2023 Annual Report to any stockholder upon receipt of a written request, addressed to us at:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Investor Relations

Our 2023 Annual Report is also available electronically at http://www.intellinetics.com/investor-relations/sec-filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than ten percent (10%) of our common stock, who are hereinafter collectively referred to as the Reporting Persons, to file reports with the SEC of beneficial ownership and reports of changes in beneficial ownership of our common stock on Forms 3, 4 and 5. Reporting Persons are required by applicable SEC rules to furnish us with copies of all such forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely on our review of the copies of the Forms 3, 4 and 5 received by us during the fiscal year ended December 31, 2023 and representations that no other reports were required, we believe that all reports required to be filed by such persons with respect to the Company’s fiscal year ended December 31, 2023, were timely filed, with the exception of the following transactions:

Non-employee directors (William Cooke, Roger Kahn, Stanley Jaworski, John Guttilla, Paul Seid, and Michael Taglich) received a total of 34,458 shares of common stock in accordance with the Company’s 2023 Non-Employee Director Compensation Plan on December 28, 2023. The Form 4s for this transaction were filed on 1/4/2024.

An immediate family member of Michael Taglich purchased 56,434 shares of common stock on December 8, 2023. The Form 4 for this transaction was filed on April 29, 2024.

STOCKHOLDER PROPOSALS

Stockholders may submit proper proposals for consideration at future stockholder meetings, if they comply with the requirements of federal and state laws and regulations and our amended and restated by-laws, which are summarized below.

Proposals to be Included in our Proxy Materials

In order for a stockholder proposal to be considered for inclusion in our proxy materials for our 2025 annual meeting of stockholders, the written proposal must be received by our Chief Financial Officer at our principal executive offices on or before January 2, 2025. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act, including the SEC regulations under Rule 14a-8. The timely submission of a stockholder proposal does not guarantee that it will be included in our proxy materials for the 2023 annual meeting of stockholders.

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Notice and Other Information

All notices of nominations for director and proposals of other items of business by stockholders, whether or not to be included in our proxy materials, must be sent to us as follows:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Chief Financial Officer

Any stockholder proposal or director nomination must also comply with all other applicable provisions of our Articles of Incorporation and our by-laws, the Exchange Act (including the rules and regulations under the Exchange Act), and Nevada law. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. If we do not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors for the 2024 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted outside of Rule 14a-8.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card on such matters in accordance with their best judgment.

By Order of the Board of Directors

James F. DeSocio
President and Chief Executive Officer

Columbus, Ohio

April 29, 2024

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 20, 2024:

This proxy statement and our 2023 Annual Report to Stockholders are available at

http://www.intellinetics.com/investor-relations/sec-filings.

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Appendix A

INTELLINETICS, INC. 2024 EQUITY INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Intellinetics, Inc. 2024 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Intellinetics, Inc., a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees and Consultants who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees and Consultants with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Consultants of the Company and its Affiliates, and such other individuals designated by the Committee who are reasonably expected to become Employees, or Consultants after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights,

(d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

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“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control”

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

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(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

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“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Intellinetics, Inc. a Nevada corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended. “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the NYSE American Stock Exchange, NYSE, or NASDAQ, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

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“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

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“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter- in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act. “Plan” means this Intellinetics, Inc. 2024 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8. “Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

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“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.5.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.	Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

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(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14, no more than 243,122 shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the Intellinetics, Inc. 2015 Equity Incentive Plan that expires, terminates or is canceled or forfeited under the terms of the Intellinetics, Inc. 2015 Equity Incentive Plan shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Awards shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

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4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 14, no more than 243,122 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock- settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.	Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Consultants and those individuals whom the Committee determines are reasonably expected to become Employees or Consultants following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

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6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

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6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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7. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1 Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2 Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3 Vesting. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

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7.5 Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6 Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8. Restricted Awards A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1 Restricted Stock and Restricted Stock Units

(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).

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8.2 Restrictions

(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3 Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

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8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5 Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9. Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1 Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10. Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

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11. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.	Miscellaneous.

13.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

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13.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

14. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.	Effect of Change in Control.

15.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

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(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.	Amendment of the Plan and Awards.

16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees and Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

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16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.	General Provisions.

17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six- month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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17.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.15 Expenses. The costs of administering the Plan shall be paid by the Company.

17.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19. Termination or Suspension of the Plan. The Plan shall terminate automatically on April 25, 2034. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20. Choice of Law. The law of the State of Ohio shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Intellinetics, Inc. on April 26, 2024.

As approved by the shareholders of Intellinetics, Inc. on [[June 20, 2024]].

64

Appendix B

Non-GAAP Financial Measures

Intellinetics uses non-GAAP Adjusted EBITDA as supplemental measures of our performance for purposes of executive incentive compensation as discussed in the “Pay versus Performance” Section of this proxy statement. Adjusted EBITDA is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP). A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company.

Adjusted EBITDA: Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Intellinetics urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Income, appearing below, and not to rely on any single financial measure to evaluate Intellinetics’ financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define “Adjusted EBITDA” as earnings before interest expense, any income taxes, depreciation and amortization expense, stock-based compensation, note conversion and note or equity offer warrant or stock expense, gain or loss on debt extinguishment, change in fair value of contingent consideration, and transaction costs.

Reconciliation of Net Income to Adjusted EBITDA

	For the Twelve months Ended December 31,
	2023	2022
Net income - GAAP	$519,266	$24,027
Interest expense, net	588,203	803,294
Depreciation and amortization	974,527	722,197
Transaction costs	-	355,281
Stock-based compensation	662,653	421,450
Change in fair value of earnout liabilities	-	87,652

Adjusted EBITDA	$2,744,649	$2,413,901

65

INTELLINETICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 20, 2024 AT 3:00 PM EASTERN TIME

CONTROL ID:
REQUEST ID:

The stockholder(s) hereby appoint(s) James DeSocio, Joseph Spain and Matthew Chretien, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of Intellinetics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m. Eastern Time on June 20, 2024, and any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/INLX
PHONE:	1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** →

ANNUAL MEETING OF THE STOCKHOLDERS OF INTELLINETICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL ID:
REQUEST ID:

Proposal 2	→	FOR	AGAINST	ABSTAIN
To approve and adopt the Intellinetics, Inc. 2024 Equity Incentive Plan.		☐	☐	☐

Proposal 3	→	FOR	AGAINST	ABSTAIN
To ratify the appointment of GBQ Partners LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.		☐	☐	☐

Proposal 4

In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 1, 2, and 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2024

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)